UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2011

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California, 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 29, 2011, in connection with the Delaware General Corporation Law (“DGCL”) Section 203 waiver given by Ligand Pharmaceuticals Incorporated (the “Company”) to Biotechnology Value Fund, L.P. (“BVF”), described under Item 8.01, below, the Company and BVF entered into a Letter Agreement (the “Letter Agreement”), providing that at any time BVF beneficially owns more than 14.99% of the then-outstanding shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), BVF will vote any shares it beneficially owns in excess of 14.99% of the then-outstanding shares of Common Stock in favor of the Board’s nominees at any annual or special meeting of securityholders at which members of the Board are to be elected.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events

Waiver of Delaware Section 203 Interested Party Business Combination Stockholder Supermajority Vote Requirement.

Under the DGCL, if a party, and affiliated entities, owns 15% or more of the Company’s common stock (an “Interested Party”) and within three years from obtaining that ownership is also a party in a proposed Business Combination, as that term is defined in DGCL, involving the Company, then DGCL Section 203 requires approval of the transaction by stockholders who hold two-thirds of our outstanding common stock, excluding shares held by the Interested Party or its affiliates. The Company has waived this special two-thirds vote level requirement for BVF. This does not alter any of the terms or conditions of the 2006 Preferred Shares Rights Agreement, dated as of October 13, 2006 by and between the Company and MELLON INVESTOR SERVICES LLC (which triggers certain events should ownership exceed 19.99% without Board approval), and does not waive any other rights the Company may have, including, without limitation, those in DGCL or its Amended and Restated Certificate of Incorporation.

The Company is not currently in discussions with BVF regarding a Business Combination. BVF is not required to acquire additional shares of our common stock and BVF’s decision, if any, to acquire additional shares of common stock will be made by BVF alone.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated September 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: September 30, 2011	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated Septmeber 29, 2011.